UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2018

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

757 East South Temple Suite 150
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 204-9623

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2018, Neil Berkley was appointed to the Board of Directors of ProLung, Inc. (the “Company”) and assigned to the Science and Technology Committee. In connection with the appointment of Mr. Berkley, the Board of Directors was expanded to seven directors, and Mr. Berkley was appointed to the class of directors whose term expires at the 2019 annual meeting of stockholders.

Neil Berkley is currently Executive Director of Corporate Development at Acadia Pharmaceuticals, Prior to Acadia, Neil was at GSK from 2014 until 2018, during which he had multiple roles including the Head of Business Development for Neuroscience, Head of West Coast Business Development, Site Head of a San Diego R&D satellite office and was a member of the transactions team. Previous to that, he was Head of Business Development for Cadence Pharmaceuticals from 2011 until 2014 and was Director of Business Development of Mpex Pharmaceuticals from 2001 to 2011, a company he co-founded. In 2004, Mr. Berkley co-founded Vaxiion where he still serves as a Business Advisor. Mr. Berkley has co-authored several articles and is an inventor on several patents in the life science field.

Mr. Berkley earned a Bachelor of Science Degree from University of California in San Diego in Molecular Biology. Mr. Berkley also earned a Master in Business Administration and a Master in Science, Molecular and Cell Biology, from San Diego State University.

The Company will include Mr. Berkley in the compensation structure it has disclosed for the Board of Directors.

Item 7.01. Regulation FD Disclosure.

On February 27, 2018, the Company issued a press release, entitled “ProLung, Inc. Announces Appointment of Neil Berkley to its Board of Directors” related to the appointment of Mr. Berkley, a copy of which is filed as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference. By filing this Current Report and furnishing this information, the Company makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release entitled “ProLung, Inc. Announces Appointment of Neil Berkley to its Board of Directors” issued on February 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Medical Laboratories, Inc.

Dated: February 27, 2018	By:	/s/ Steven C. Eror
Steven C. Eror, Chief Executive Officer